Exhibit 10.4

BRAZIL POTASH CORP.

2023 INCENTIVE COMPENSATION PLAN

BRAZIL POTASH CORP.

2023 INCENTIVE COMPENSATION PLAN

1.	Purpose	1

2.	Definitions	1

3.	Administration.	5

4.	Shares Subject to Plan.	6

5.	Eligibility	7

6.	Specific Terms of Awards.	8

7.	Certain Provisions Applicable to Awards.	14

8.	Change in Control.	17

9.	General Provisions.	19

Schedule A — Canada		A-1

BRAZIL POTASH CORP.

2023 INCENTIVE COMPENSATION PLAN

1. Purpose. The purpose of this Brazil Potash Corp. 2023 INCENTIVE COMPENSATION PLAN (this “Plan”) is to assist Brazil Potash Corp., a company incorporated and existing under the laws of the Province of Ontario, Canada, and its Related Entities in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

2. Definitions. For purposes of this Plan, the following terms shall be defined as set forth below, in addition to such terms defined elsewhere herein.

(a) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Deferred Share Unit Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest relating to Shares or other property (including cash), granted to a Participant under this Plan.

(b) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c) “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under this Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 9(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the Participant’s estate.

(d) “Board” means the Company’s Board of Directors.

(e) “Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the material failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any material violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any material violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(f) “Change in Control” means a Change in Control as defined in Section 8(b) hereof.

(g) “Code” means the Internal Revenue Code of 1986, as amended, including the regulations thereunder and the successor provisions and regulations thereto.

(h) “Committee” means a committee of the Board designated and empowered by the Board to administer this Plan; provided, however, that, if the Board fails to designate and empower such a committee or if there are no longer any members on the committee so designated by the Board, or for any other reason determined by the Board, then the Independent members of the Board shall serve as the Committee. While it is intended that the Committee shall consist of at least two directors, each of whom shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of this Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 not to be applicable or otherwise not to apply to transactions under this Plan, and (ii) “Independent”, the failure of the Committee to be so comprised shall not invalidate any Award that otherwise satisfies the terms of this Plan.

(i) “Company” means Brazil Potash Corp., a company incorporated and existing under the laws of the Province of Ontario, Canada, and any successor thereto.

(j) “Consultant” means any consultant or advisor who provides services to the Company or any Related Entity, so long as (i) such person renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, (ii) such person does not directly or indirectly promote or maintain a market for the Company’s securities, and (iii) the identity of such person would not preclude the Company from offering or selling securities to such person pursuant to this Plan in reliance on the registration of those securities on a Form S-8 Registration Statement under the Securities Act of 1933, as amended.

(k) “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(l) “Deferred Share Unit” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares, or a combination thereof, at the end of a specified deferral period.

(m) “Deferred Share Unit Award” means an Award of Deferred Share Units granted to a Participant under Section 6(f) hereof.

(n) “Director” means a member of the Board or the board of directors of any Related Entity.

(o) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(p) “Dividend Equivalent” means a right, granted to a Participant under Section 6(h) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(q) “Effective Date” means the effective date of this Plan, which shall be the Shareholder Approval Date.

(r) “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only Employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may, in the discretion of the Committee, be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in this Plan.

(s) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity, or is a prospective employee of the Company or any Related Entity (conditioned upon and effective not earlier than, such person becoming an employee of the Company or any Related Entity). The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended, including the rules thereunder and the successor provisions and rules thereto.

(u) “Fair Market Value” means the fair market value of Shares, Awards or other property on the date as of which the value is being determined, as determined by the Committee, or under procedures established by the Committee, subject to the following:

(i) If, on such date, the Shares are listed on a national or regional securities exchange or market system in the United States or Canada, the Fair Market Value of a Share shall be the closing price of a Share (or the mean of the closing bid and ask prices of a Share if the Share is so quoted instead) on the immediately preceding business day as quoted on the New York Stock Exchange or such other national or regional securities exchange or market system in the United States or Canada constituting the primary market for the Share. If the relevant date does not fall on a day on which the Share has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Share was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

(ii) If, on such date, the Shares are not listed on a national or regional securities exchange or market system in the United States or Canada, the Fair Market Value of a Share shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

(v) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(w) “Incumbent Board” means the Incumbent Board as defined in Section 8(b)(ii) hereof.

(x) “Independent”, when referring to either members of the Board or members of the Committee, shall have the same meaning as used in, as applicable, (i) the rules of the Listing Market, and/or (ii) applicable Canadian securities laws (including Sections 1.4 and 1.5 of National Instrument 52-110—Audit Committees of the Canadian Securities Administrators).

(y) “Listing Market” means the New York Stock Exchange or any other national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the New York Stock Exchange.

(z) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(aa) “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(bb) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(j) hereof.

(cc) “Parent” means any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

(dd) “Participant” means a person who has been granted an Award under this Plan which remains outstanding, including a person who is no longer an Eligible Person.

(ee) “Performance Award” means any Award granted pursuant to Section 6(i) hereof.

(ff) “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(gg) “Prior Plans” means the (i) Brazil Potash Corp. Stock Option Plan approved by shareholders of the Company in 2009, and (ii) Brazil Potash Corp. Deferred Share Unit Plan effective in 2015.

(hh) “Related Entity” means any Parent or Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Committee in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly, and with respect to which the Company may offer or sell securities pursuant to this Plan in reliance upon the registration of those Securities on a Form S-8 Registration Statement under the Securities Act of 1933, as amended.

(ii) “Restricted Stock” means any Share issued with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(jj) “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(kk) “Restricted Stock Unit” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares, or a combination thereof, at the end of a specified deferral period.

(ll) “Restricted Stock Unit Award” means an Award of Restricted Stock Units granted to a Participant under Section 6(e) hereof.

(mm) “Restriction Period” means the period of time specified by the Committee that Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose.

(nn) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to this Plan and the Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(oo) “Shareholder Approval Date” means the date on which this Plan is approved by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Section 422 of the Code, Rule 16b-3 under the Exchange Act, and applicable requirements under the rules of the Listing Market.

(pp) “Shares” means the common shares, no par value per share, of the Company, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 9(c) hereof.

(qq) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(rr) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(ss) “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company (i) acquired by the Company or any Related Entity, (ii) which becomes a Related Entity after the date hereof, or (iii) with which the Company or any Related Entity combines.

3. Administration.

(a) Authority of the Committee. This Plan shall be administered by the Committee unless (and subject to the limitations imposed by Section 3(b) hereof) the Board elects to administer or to exercise any power or authority granted to the Committee under this Plan, in which case this Plan shall be administered by only those members of the Board who are Independent members of the Board, and references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of this Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of this Plan, construe and interpret this Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of this Plan. In exercising any discretion granted to the

Committee under this Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of any other Eligible Persons or Participants. Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Related Entity or any Participant or Beneficiary, or any transferee under Section 9(b) hereof or any other person claiming rights from or through any of the foregoing persons or entities.

(b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to members of the Board, or officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms and limitations as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company, if and to the extent applicable. The Committee may appoint agents to assist it in administering this Plan.

(c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of this Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to this Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 9(c) hereof, the total number of Shares reserved and available for delivery under this Plan as of any date (the “Reserved and Available Shares”) shall be equal to fifteen percent (15%) of the total number of issued and outstanding Shares as of such date, less the number of Shares with respect to which Awards have previously been granted under this Plan (the “Currently Outstanding Awards”). Any Shares delivered under this Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b) Application of Limitation to Grants of Awards.. No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Reserved and Available Shares. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards), and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c) Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i) If any Shares subject to an Award under this Plan are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award granted under this Plan is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award or option, the Shares to which those Awards or options were subject shall, to the extent of such forfeiture, expiration, termination, non-issuance or cash settlement, not be deemed to be, and not be counted as, a Currently Outstanding Award.

(ii) In the event that any Option or other Award granted under this Plan is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such Option or other Award, or option, are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the number of Currently Outstanding Awards.

(iii) Substitute Awards shall not be deemed to be, and not be counted as, Currently Outstanding Awards, and shall not reduce the Reserved and Available Shares authorized for delivery under this Plan or authorized for delivery to a Participant in any period. Additionally, in the event that an entity acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under this Plan and shall not reduce the Reserved and Available Shares authorized for delivery under this Plan if and to the extent that the use of such Shares would not require approval of the Company’s shareholders under the rules of the Listing Market. Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(iv) Any Share that shall not be deemed to be, and not be counted as, a Currently Outstanding Award pursuant to this Section 4(c) shall be considered as one (1) Share.

(v) Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 9(c) hereof, the maximum aggregate number of Shares that may be delivered under this Plan as a result of the exercise of Incentive Stock Options shall be 20,000,000. In no event shall any Incentive Stock Options be granted under this Plan after the tenth anniversary of the Effective Date.

(vi) Notwithstanding anything in this Section 4 to the contrary, but subject to adjustment as provided in Section 9(c) hereof, in any fiscal year of the Company during any part of which this Plan is in effect, no Participant who is a Director but is not also an Employee or Consultant may be granted any Awards that have a “fair value” as of the date of grant, as determined in accordance with FASB ASC Topic 718 (or any other applicable accounting guidance), that exceeds $1,000,000 in the aggregate.

(vii) In light of the adoption of this Plan, no awards may be granted under the Prior Plans after the Effective Date. Any awards granted under the Prior Plans prior to the Effective Date shall remain outstanding subject to the terms and conditions set forth in the applicable award agreements and the applicable Prior Plan.

5. Eligibility. Awards may be granted under this Plan only to Eligible Persons.

6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(e) hereof), such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under this Plan subject to applicable law and the rules of the Listing Market. Except in cases in which the Committee is authorized to require other forms of consideration under this Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the laws of the Province of Ontario, Canada and the Listing Market, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b) Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted. Other than pursuant to Sections 9(c)(i) and 9(c)(ii) hereof, the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award (other than in connection with Substitute Awards), (C) cancel an outstanding Option in exchange for an Option with an exercise price that is less than the exercise price of the original Options, or (D) take any other action with respect to an Option that may be treated as a repricing pursuant to the applicable rules of the Listing Market, in each case without approval of the Company’s shareholders and, if applicable, the Listing Market.

(ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method by which notice of exercise is to be given and the form of exercise notice to be used, the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of Section 13(k) of the Exchange Act, if applicable, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii) Settlement With Restricted Stock. The Committee may, in its sole discretion, provide that the Shares to be issued upon exercise of an Option shall be in the form of Restricted Stock or other similar securities.

(iv) Incentive Stock Options. The terms of any Incentive Stock Option granted under this Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in this Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under this Plan be exercised, so as to disqualify either this Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable for more than ten years after the date such Incentive Stock Option is granted; provided, however, that, if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant;

(B) the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under this Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000; and

(C) if Shares acquired by exercise of an Incentive Stock Option are disposed of within two years following the date the Incentive Stock Option is granted or one year following the transfer of such Shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

(c) Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under this Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of this Plan, including the following:

(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right. Other than pursuant to Sections 9(c)(i) and 9(c)(ii) hereof, the Committee shall not be permitted to (A) lower the grant price per Share of a Stock Appreciation Right after it is granted, (B) cancel a Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), (C) cancel an outstanding Stock Appreciation Right in exchange for a Stock Appreciation Right with a grant price that is less than the grant price of the original Stock Appreciation Right, or (D) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing pursuant to the applicable rules of the Listing Market, in each case without approval of the Company’s shareholders and, if applicable, the Listing Market.

(ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii) Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d) Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan during the Restriction Period. The terms of any Restricted Stock Award granted under this Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of this Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the period that the Restricted Stock Award is subject to a risk of forfeiture, subject to Section 9(b) hereof and except as otherwise provided in the Award Agreement, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or Beneficiary.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock, subject to the applicable rules of the Listing Market.

(iii) Certificates for Stock. Restricted Stock granted under this Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under this Plan, or may require that payment be delayed (with or without interest at such rate, if any, as the Committee shall determine) and remain subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such cash dividend is payable, in each case in a manner that does not violate the requirements of Section 409A of the Code, if applicable. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(e) Restricted Stock Unit Award. The Committee is authorized to grant Restricted Stock Unit Awards to any Eligible Person on the following terms and conditions:

(i) Award and Restrictions. Satisfaction of a Restricted Stock Unit Award shall occur upon expiration of the deferral period specified for such Restricted Stock Unit Award by the Committee (or, if permitted by the Committee, as elected by the Participant in a manner that does not violate the requirements of Section 409A of the Code, if applicable). In addition, a Restricted Stock Unit Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Restricted Stock Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Restricted Stock Unit Award, a Restricted Stock

Unit Award carries no voting or dividend or other rights associated with Share ownership. Prior to satisfaction of a Restricted Stock Unit Award, except as otherwise provided in an Award Agreement and as permitted under Section 409A of the Code, if applicable, a Restricted Stock Unit Award may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or any Beneficiary.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Stock Unit Award), the Participant’s Restricted Stock Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Stock Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award, subject to the applicable rules of the Listing Market.

(iii) Dividend Equivalents. Unless otherwise determined by the Committee at the date of grant, and except as otherwise provided in the last sentence of Section 6(h) hereof, any Dividend Equivalents that are granted with respect to any Restricted Stock Unit Award shall be either (A) paid with respect to such Restricted Stock Unit Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred (with or without interest as determined by the Committee in its sole discretion) with respect to such Restricted Stock Unit Award and the amount or value thereof may be automatically deemed reinvested in additional Restricted Stock Units, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect. The applicable Award Agreement shall specify whether any Dividend Equivalents shall be paid at the dividend payment date, deferred or deferred at the election of the Participant. If the Participant may elect to defer the Dividend Equivalents, such election shall be made within 30 days after the grant date of the Restricted Stock Unit Award, but in no event later than 12 months before the first date on which any portion of such Restricted Stock Unit Award vests (or at such other times prescribed by the Committee as shall not result in a violation of Section 409A of the Code, if applicable).

(f) Deferred Share Unit Award. The Committee is authorized to grant Deferred Share Unit Awards to any Eligible Person on the following terms and conditions:

(i) Award and Restrictions. Satisfaction of a vested Deferred Share Unit Award shall occur upon the termination of a Participant’s Continuous Service for any reason (including death), provided that such termination constitutes a separation from service within the meaning of Section 409A of the Code or a loss of office or employment pursuant to regulation 6801(d) of the Income Tax Act (Canada). In addition, a Deferred Share Unit Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Deferred Share Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Deferred Share Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Deferred Share Unit Award, a Deferred Share Unit Award carries no voting or dividend or other rights associated with Share ownership. Prior to satisfaction of a Deferred Share Unit Award, except as otherwise provided in an Award Agreement and as permitted under Section 409A of the Code, if applicable, a Deferred Share Unit Award may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or any Beneficiary.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Share Unit Award), the Participant’s Deferred Share Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Deferred Share Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Deferred Share Unit Award, subject to the applicable rules of the Listing Market.

(iii) Dividend Equivalents. Unless otherwise determined by the Committee at the date of grant, and except as otherwise provided in the last sentence of Section 6(h) hereof, any Dividend Equivalents that are granted with respect to any Deferred Share Unit Award shall be either (A) paid with respect to such Deferred Share Unit Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred (with or without interest as determined by the Committee in its sole discretion) with respect to such Deferred Share Unit Award and the amount or value thereof may be automatically deemed reinvested in additional Deferred Share Units, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect. The applicable Award Agreement shall specify whether any Dividend Equivalents shall be paid at the dividend payment date, deferred or deferred at the election of the Participant. If the Participant may elect to defer the Dividend Equivalents, such election shall be made within 30 days after the grant date of the Deferred Share Unit Award, but in no event later than 12 months before the first date on which any portion of such Deferred Share Unit Award vests (or at such other times prescribed by the Committee as shall not result in a violation of Section 409A of the Code, if applicable).

(g) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act, if applicable. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(h) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. Except as otherwise provided in the last sentence of Section 6(h) hereof, the Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or at some later date, or whether such Dividend Equivalents shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify. Any such determination by the Committee shall be made at the grant date of the applicable Award. Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited.

(i) Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. Except as provided in Section 8 hereof or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis in a manner that does not violate the requirements of Section 409A of the Code, if applicable.

(j) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of this Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under this Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under this Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(j) shall be purchased for such consideration (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of Section 13(k) of the Exchange Act, if applicable, or any rule or regulation adopted thereunder or any other applicable law), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

7. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under this Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock or Restricted Stock Units), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Shares minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered), provided that any such determination to grant an Award in lieu of cash compensation must be made in a manner intended to be exempt from or comply with Section 409A of the Code.

(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code); provided, however, that, in the event that on the last day of the term of an Option or a Stock Appreciation Right, other than an Incentive Stock Option, (i) the exercise of the Option or Stock Appreciation Right is prohibited by applicable law, or (ii) Shares may not be purchased, or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option or Stock Appreciation Right may be extended by the Committee for a period of up to 30 days following the end of the legal prohibition, black-out period or lock-up agreement, provided that such extension of the term of the Option or Stock Appreciation Right would not cause the Option or Stock Appreciation Right to violate the requirements of Section 409A of the Code, if applicable.

(c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of this Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis, provided that any determination to pay in installments or on a deferred basis shall be made by the Committee at the date of grant. Any installment or deferral provided for in the preceding sentence shall, however, subject to the terms of this Plan, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended, if applicable, the applicable rules and regulations adopted by the Securities and Exchange Commission thereunder, all applicable rules of the Listing Market and any other applicable law, and in a manner intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code, if applicable. Subject to Section 7(e) hereof and the applicable rules of the Listing Market, the settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the sole discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of an Option or Stock Appreciation Right be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise or grant price. Installment or deferred payments may be required by the Committee (subject to Section 7(e) hereof, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. The acceleration of the settlement of any Award, and the payment of any Award in installments or on a deferred basis, all shall be done in a manner that is intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code, if applicable. The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b) of the Exchange Act.

(e) Code Section 409A.

(i) The Award Agreement for any Award that the Committee reasonably determines to constitute a “nonqualified deferred compensation plan” under, and that is subject to, Section 409A of the Code (a “Section 409A Plan”), and the provisions of the Section 409A Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of this Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

(ii) If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(A) Payments under the Section 409A Plan may be made only upon (u) the Participant’s “separation from service”, (v) the date the Participant becomes “disabled”, (w) the Participant’s death, (x) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (y) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (z) the occurrence of an “unforeseeable emergency”;

(B) The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(C) Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D) In the case of any Participant who is “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(iii) Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of, Section 409A of the Code, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A of the Code.

8. Change in Control.

(a) Effect of “Change in Control”. If and only to the extent provided in any employment or other agreement between the Participant and the Company or any Related Entity, or in any Award Agreement, or to the extent otherwise determined by the Committee in its sole discretion and without any requirement that each Participant be treated consistently, and except as otherwise provided in Section 8(a)(iv) hereof, upon the occurrence of a “Change in Control”, as defined in Section 8(b) hereof:

(i) Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, may become immediately vested and exercisable, subject to applicable restrictions set forth in Section 9(a) hereof.

(ii) Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Restricted Stock Unit Award or an Other Stock-Based Award subject only to future service requirements granted under this Plan may lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 9(a) hereof.

(iii) With respect to any outstanding Award subject to achievement of performance goals and conditions under this Plan, the Committee may, in its discretion, consider such Awards to have been earned and payable based on achievement of performance goals or based upon target performance (either in full or pro-rata based on the portion of the Performance Period completed as of the Change in Control), except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 9(a) hereof.

(iv) Except as otherwise provided in any employment or other agreement for services between the Participant and the Company or any Subsidiary, and unless the Committee otherwise determines in a specific instance, each outstanding Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award shall not be accelerated as described in Sections 8(a)(i), (ii) and (iii), if either (A) the Company is the surviving entity in the Change in Control and the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award continues to be outstanding after the Change in Control on substantially the same terms and conditions as were applicable immediately prior to the Change in Control, or (B) the successor company or its parent company assumes or substitutes for the applicable Award, as determined in accordance with Section 9(c)(ii) hereof.

(b) Definition of “Change in Control”. Unless otherwise specified in any employment or other agreement for services between the Participant and the Company or any Related Entity, or in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i) The acquisition by any person or entity of beneficial ownership of more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing beneficial ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that, for purposes of this Section 8(b), the following acquisitions shall not constitute or result in a Change in Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any person that as of the Effective Date owns beneficial ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related

Entity; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) below; or

(ii) During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or

(iii) Consummation of (A) a reorganization, merger, amalgamation, arrangement, statutory share exchange or consolidation or similar transaction involving (x) the Company or (y) any one or more Subsidiaries whose combined revenues for the prior fiscal year represented more than 50% of the consolidated revenues of the Company and its Subsidiaries for the prior fiscal year (the “Major Subsidiaries”), or (B) a sale or other disposition of all or substantially all of the assets of the Company and/or the Major Subsidiaries, or the acquisition of assets or equity of another entity by the Company or any of its Subsidiaries (each of the events referred to in clauses (A) and (B) sometimes hereinafter being referred to a “Business Combination”), unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Continuing Entity”) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Voting Securities (excluding any outstanding voting securities of the Continuing Entity that such beneficial owners hold immediately following the consummation of the Business Combination as a result of their ownership, prior to such consummation, of voting securities of any company or other entity involved in or forming part of such Business Combination other than the Company), (2) no person (excluding any employee benefit plan (or related trust) of the Company or any Continuing Entity or any entity controlled by the Continuing Entity or any person that as of the Effective Date has beneficial ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Continuing Entity except to the extent that such ownership existed prior to the Business Combination, and (3) at least a majority of the members of the Board of Directors or other governing body of the Continuing Entity were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding anything to the contrary herein, the term “Change in Control” shall not include any sale of assets, continuation, merger, amalgamation, arrangement or other transaction effected exclusively for the purpose of changing the domicile of the Company.

9. General Provisions.

(a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any U.S. or Canadian federal, state or provincial law, rule or regulation, listing or other required action with respect to the Listing Market, or compliance with any other obligation of the Company, as the Committee may consider necessary or appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under this Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon), are by gift or pursuant to a domestic relations order, and are to a “Permitted Assignee” that is a permissible transferee under the applicable rules of the Securities and Exchange Commission for registration of securities on a Form S-8 registration statement. For this purpose, a Permitted Assignee shall mean (i) the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) a partnership, limited liability company or corporation in which the Participant or the persons referred to in clauses (i) and (ii) are the only partners, members or shareholders, (iv) a foundation in which any person or entity designated in clauses (i), (ii) or (iii) above control the management of assets, or (v) a “permitted assign”, as defined in National Instrument 45-106—Prospectus Exemptions of the Canadian Securities Administrators. For this purpose, “permitted assign” means, for a person that is an employee, executive officer, director or consultant of an issuer or of a related entity of the issuer: (t) a trustee, custodian, or administrator acting on behalf of, or for the benefit of the person; (u) a holding entity of the person; (v) a RRSP, RRIF, or TFSA of the person; (w) a spouse of the person; (x) a trustee, custodian, or administrator acting on behalf of, or for the benefit of the spouse of the person; (y) a holding entity of the spouse of the person; or (z) a RRSP, RRIF, or TFSA of the spouse of the person. A Beneficiary, transferee, or other person claiming any rights under this Plan from or through any Participant shall be subject to all terms and conditions of this Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c) Adjustments.

(i) Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer, then the Committee shall, in such manner as it may deem appropriate and equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 4 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate in order to prevent the reduction or enlargement of benefits under any Award.

(ii) Adjustments in Case of Certain Transactions. In the event of any merger, amalgamation, arrangement, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control (and subject to the provisions of Section 8 hereof relating to the vesting of Awards in the event of any Change in Control), any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (A) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (B) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary, (C) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (D) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). For the purposes of this Plan, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award shall be considered assumed or substituted for if following the applicable transaction the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award immediately prior to the applicable transaction, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the applicable transaction, the consideration (whether stock, cash or other securities or property) received in the applicable transaction by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that, if such consideration received in the applicable transaction is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the applicable transaction. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. The Committee shall give written notice of any proposed transaction referred to in this Section 9(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his or her exercise of any Awards upon the consummation of the transaction.

(iii) Other Adjustments. The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Awards subject to satisfaction of performance goals, or performance goals and conditions relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial position of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant, subject in all cases to the rules of the Listing Market.

(d) Award Agreements. Each Award Agreement shall either be (a) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide. In each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of this Plan.

(e) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under this Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee. The amount of withholding tax paid with respect to an Award by the withholding of Shares otherwise deliverable pursuant to the Award or by delivering Shares already owned shall not exceed the maximum statutory withholding required with respect to that Award (or such other limit as the Committee shall impose, including without limitation, any limit imposed to avoid or limit any financial accounting expense relating to the Award).

(f) Changes to this Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate this Plan, or the Committee’s authority to grant Awards under this Plan, without the consent of shareholders or Participants, except that any amendment or alteration to this Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3) or the rules of the Listing Market, and the Board may otherwise, in its discretion, determine to submit other such changes to this Plan to shareholders for approval; provided that, except as otherwise permitted by this Plan or Award Agreement, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in this Plan; provided that, except as otherwise permitted by this Plan or Award Agreement, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under terms of such Award.

(g) Clawback of Benefits.

(i) The Company may (A) cause the cancellation of any Award, (B) require reimbursement of any Award by a Participant or Beneficiary, and (C) effect any other right of recoupment of equity or other compensation provided under this Plan if and to the extent the Company determines that doing so would be necessary or appropriate to comply with any applicable laws or stock exchange requirements. By accepting any Award, the Participant is agreeing that all of the Participant’s Award Agreements may be unilaterally amended by the Company, without the Participant’s consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any applicable laws or stock exchange requirements.

(ii) If the Participant, without the consent of the Company, while employed by or providing services to the Company or any Related Entity or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Related Entity, as determined by the Committee in its sole discretion, then (i) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be canceled and (ii) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the time period specified in the Award Agreement or otherwise specified by the Committee.

(h) Automatic Forfeiture. Unless otherwise set forth in an Award Agreement or determined by the Committee, where a Participant is terminated for Cause, or, in the case of a Director, is otherwise removed as a result of losing his/her eligibility to serve on the Board due to an order by a regulatory body or stock exchange or for culpable conduct as determined by the Committee, all Awards (both vested and unvested) held by such Participant as at the date of such termination or cessation of service shall be immediately cancelled without liability or compensation therefor and be of no further force and effect. Further, unless otherwise set forth in an Award Agreement or determined by the Committee, where a Participant dies or his/her Continuous Service is terminated for any reason other than in the circumstances described in the immediately preceding sentence hereof, all unvested Awards at the time of death or termination shall be cancelled without liability or compensation therefor 90 days following such date, and such unvested Awards shall be of no further force and effect thereafter

(i) Limitation on Rights Conferred Under Plan. Neither this Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time; (iii) giving an Eligible Person or Participant any claim to be granted any Award under this Plan or to be treated uniformly with other Participants and Employees; or (iv) conferring on a Participant any of the rights of a shareholder of the Company or any Related Entity including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of shareholders or any right to receive any information concerning the Company’s or any Related Entity’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the books and records of the Company or any Related Entity (including, if applicable, as the same may be maintained by any applicable registrar and transfer agent of the Company or any Related Entity) in accordance with the terms of an Award. None of the Company, any Related Entity or their respective officers or directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the books and records of the Company or any Related Entity (including, if applicable, as the same may be maintained by any applicable registrar and transfer agent of the Company or any Related Entity) in accordance with the terms of an Award. Neither the Company, nor any Related Entity, nor any of their respective officers, directors, representatives or agents is granting any rights under this Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

(j) Unfunded Status of Awards; Creation of Trusts. This Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in this Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company or Related Entity that issues the Award; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the obligations of the Company or Related Entity under this Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of this Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(k) Non-exclusivity of this Plan. Neither the adoption of this Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable.

(l) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(m) Governing Law. Except as otherwise provided in any Award Agreement, the validity, construction and effect of this Plan, any rules and regulations under this Plan, and any Award Agreement shall be determined in accordance with the laws of the state of Delaware, without giving effect to principles of conflict of laws, and applicable federal law.

(n) Foreign Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of this Plan.

(o) Plan Effective Date and Shareholder Approval; Termination of Plan. This Plan shall become effective on the Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Section 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to this Plan. Awards may be granted subject to shareholder approval but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. This Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under this Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of this Plan shall remain in effect until they have been exercised or terminated or have expired.

(p) Construction and Interpretation. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Sections hereof are inserted for convenience and reference and constitute no part of this Plan.

(q) Severability. If any provision of this Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

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SCHEDULE A

CANADA

This Schedule A sets out the terms of Awards made to Canadian Taxpayers. The terms of this Plan will apply except to the extent modified by this schedule.

1)	Definitions

For purposes of this Schedule:

“Canadian Taxpayer” means a Participant who is a resident of Canada or is otherwise subject to tax in Canada whether, including as a result of participating in this Plan.

2)	Specific Terms of Awards – Stock Appreciation Rights

For purposes of Section 6(c)(i) hereof (Right to Payment), the grant price of any Tandem Stock Appreciation Rights shall be not less than 100% of the Fair Market Value of a Share on the date of grant, regardless of whether such Tandem Stock Appreciation Rights are granted at the same time or subsequent to the Options to which they relate.

3)	Specific Terms of Awards – Restricted Stock Awards

For purposes of Section 6(d)(iv) hereof (Dividends and Splits), the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock but may not be applied to the purchase of additional Awards under this Plan or delayed. Any dividends reinvested in additional Shares of Restricted Stock shall remain subject to the restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such cash dividend is payable.

4)	Specific Terms of Awards – Restricted Stock Unit Award

For purposes of Section 6(e)(i) hereof (Award and Restrictions), the Company shall satisfy, and the deferral period shall expire in respect of, any Restricted Stock Unit Awards that are payable in cash, cash and shares, or solely shares if such determination is made by the Committee subsequent to the grant of such Restricted Stock Unit Awards by December 31 of the third year following the year in which the services giving rise to the Restricted Stock Unit Awards were rendered. For greater certainty, such limitations regarding the deferral and satisfaction of Restricted Stock Unit Awards shall not apply to any Restricted Stock Unit Awards if, at the time of grant (and not subsequent to), the Committee determines that such Restricted Stock Unit Awards are to be satisfied solely by delivery of Shares to the Participant.

For purposes of Section 6(e)(iii) hereof (Dividend Equivalents), Dividend Equivalents granted with respect to Restricted Stock Unit Awards shall be credited, at the dividend payment date, as additional Restricted Stock Unit Awards (or fractions thereof) having a Fair Market Value equal to the amount of such dividends. Any such Dividend Equivalents credited as additional Restricted Stock Unit Awards (or fractions thereof) shall be satisfied in the same manner and at the same time as the Restricted Stock Unit Awards to which they relate.

5)	Specific Terms of Awards – Dividend Equivalents

For purposes of Section 6(h) hereof (Dividend Equivalents) and subject to the last sentence of Section 6(h), any Dividend Equivalents granted in connection with another Award shall, at the dividend payment date, be credited as additional Awards (or fractions thereof) of the same type having a Fair Market Value equal to the amount of such dividends and shall be satisfied in the same manner and time as the Awards to which they relate. If Dividend Equivalents are granted on a free-standing basis, such Dividend Equivalents shall be satisfied (i) at the time the dividends are paid if such Dividend Equivalents are to be satisfied in cash (as determined by the Committee at the time of grant), or (ii) at the time specified by the Committee (as determined by the Committee at the time of grant) if such Dividend Equivalents are to be satisfied in Shares. For greater certainty, no Dividend Equivalents granted on a free-standing basis will be satisfied in Awards for Canadian Taxpayers.

6)	Specific Terms of Awards – Performance Awards

For purposes of Section 6(i) hereof (Performance Awards), Performance Awards payable in cash shall be satisfied the earlier of (i) no later than December 31 of the third year following the year in which the services giving rise to such Performance Awards were rendered, and (ii) December 31 of the year in which the performance goals are achieved for the particular Performance Period. For greater certainty, the foregoing restriction does not apply to Performance Awards payable solely in Shares. No Performance Awards shall be satisfied in Awards for Canadian Taxpayers.

7)	Specific Terms of Awards – Other Stock-Based Awards

For purposes of Section 6(j) hereof (Other Stock-Based Awards), any Other Stock-Based Awards granted under such section shall be subject to the same conditions as those provided in other provisions of this Plan for such type of Award, including this Schedule “A”.

8)	Certain Provisions Applicable to Awards

For purposes of Section 7(c) hereof (Form and Timing of Payment Under Awards; Deferrals), no deferral or installment payments of Awards shall be permitted in respect Awards payable in cash and all such Awards shall be satisfied in a single payment within the time provided under this Plan for such type of Award. For greater certainty, any Awards which have become payable in a particular year shall be satisfied and paid by December 31 of such year. Neither the Committee nor the Company shall have the right to pay cash in lieu of Shares under any Award, including in respect of any accelerated settlement of an Award but may, however, permit a Participant to elect to receive cash in lieu of Shares. In addition, the Committee may, as a condition of accelerating the settlement of an Award, require the Participant to participate on the same basis and in the same manner as the rest of the shareholders of the Company in one or more of specified events (in addition to a Change of Control).

9)	General Provisions

For purposes of Section 9(c)(i) hereof (Adjustments to Awards), the Committee shall be permitted to take any action it deems desirable in respect of any Awards payable in Shares to ensure such substitution, exchange or adjustment meets the requirements of subsection 7(1.4) or (1.5), as applicable, of the Income Tax Act (Canada).

For purposes of Section 9(e) hereof (Taxes), the Participant acknowledges that he or she is solely liable for any taxes, penalties or other source deductions (“Withholding Taxes”) which may be payable to Canada Revenue Agency under the Income Tax Act (Canada) or any other taxing authority in respect of the Awards, including upon the grant, exercise, transfer, vesting or payment thereof and agrees to make arrangements satisfactory to the Company for the payment of cash to the Company (or an applicable Related Entity) sufficient to satisfy any such Withholding Taxes. All Awards are contingent upon satisfaction of all applicable Withholding Taxes and the Participant authorizes the Company and any Related Entities to withhold any such amounts as provided in Section 9(e) hereof (Taxes) in satisfaction of such Withholding Taxes. The Company agrees not to withhold or reduce the number of Shares issuable under any Award in satisfaction of Withholding Taxes without prior consent of the Participant.